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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 12, 2004

The SCO Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-29911	87-0662823
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

355 South 520 West
Lindon, Utah 84042
(Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code: (801) 765-4999

N/A
(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

        With respect to The SCO Group, Inc.'s ("SCO") current legal action against IBM in the United States District Court for the District of Utah, on December 12, 2003, the Court signed an order directing SCO to answer certain interrogatories and produce certain evidence to IBM by January 12, 2004. On January 12, 2004, SCO complied with that order. SCO provided, under the protective order previously entered in the case, answers to the interrogatories and evidence to support its claims. In connection with SCO's response and production of evidence to IBM, SCO filed with the Court on January 12, 2004 the "Notice of Compliance with Court Order" attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

(c)
Exhibits.

99.1
Notice of Compliance with Court Order, filed with the United States District Court for the District of Utah on January 12, 2004

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 13, 2004

By:	/s/ ROBERT K. BENCH Chief Financial Officer Principal Financial and Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Notice of Compliance with Court Order, filed with the United States District Court for the District of Utah on January 12, 2004

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  Item 5. Other Events and Regulation FD Disclosure.
  Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX